PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors" and then "Investor Resources" followed by "Important Fund Documents".

Eaton Vance Colorado Municipal Income Fund

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated ________________

Signature(s) (Title(s), if applicable) **(Sign in the Box)**

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization to convert shares of Eaton Vance Colorado Municipal Income Fund into corresponding shares of Eaton Vance National Municipal Income Fund, as described in the accompanying proxy statement/prospectus.	☐	☐	☐

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting. ☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: ______________________

____

____

PLEASE SIGN AND DATE ON REVERSE SIDE

CO-PXC-1.03

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors" and then "Investor Resources" followed by "Important Fund Documents".

Eaton Vance Insured Municipal Income Fund

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated ________________

Signature(s) (Title(s), if applicable) **(Sign in the Box)**

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization to convert shares of Eaton Vance Insured Municipal Income Fund into corresponding shares of Eaton Vance National Municipal Income Fund, as described in the accompanying proxy statement/prospectus.	☐	☐	☐

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting. ☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: ______________________________

____

____

PLEASE SIGN AND DATE ON REVERSE SIDE

EVMF5-INS-PXC-1.03

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors" and then "Investor Resources" followed by "Important Fund Documents".

Eaton Vance Kansas Municipal Income Fund

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated ________________

Signature(s) (Title(s), if applicable) **(Sign in the Box)**

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization to convert shares of Eaton Vance Kansas Municipal Income Fund into corresponding shares of Eaton Vance National Municipal Income Fund, as described in the accompanying proxy statement/prospectus.	☐	☐	☐

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting. ☐
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: ______________________________

____

____

PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website, www.eatonvance.com, by selecting "Individual Investors" and then "Investor Resources" followed by "Important Fund Documents".

Eaton Vance Louisiana Municipal Income Fund

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated ________________

Signature(s) (Title(s), if applicable) **(Sign in the Box)**

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization to convert shares of Eaton Vance Louisiana Municipal Income Fund into corresponding shares of Eaton Vance National Municipal Income Fund, as described in the accompanying proxy statement/prospectus.	☐	☐	☐

MEETING ATTENDANCE: ☐
Mark the box to the right if you plan to attend the Special Meeting.
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: ______________________________
____
____

PLEASE SIGN AND DATE ON REVERSE SIDE